Putnam
Equity
Income
Fund

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

11-30-01

[SCALE LOGO OMITTED]

FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Shareholder:

The market turmoil that prevailed throughout Putnam Equity Income Fund's fiscal year ended November 30, 2001, makes a strong case for the value of a conservative strategy within an equity-based investment program.
As with most equity portfolios, your fund did not completely escape the effects of the market turbulence of fiscal 2001, but the fund's outperformance of its benchmark index is a tribute both to its investment strategy and its managers' access to solid research.

As you will read in the following report, research that ran counter to the market's psychology in one instance provided the fund with an opportunity not only to benefit when the market finally recognized the value but also to increase the fund's positions at bargain prices. In fact, careful stock selection across the board is a primary consideration in the management of your fund.

You will also read how the management team is positioning the fund for the economic recovery that we believe will develop in the year ahead.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
January 9, 2002


REPORT FROM FUND MANAGEMENT

Bartlett R. Geer
Jeanne L. Mockard
James M. Prusko
and the Core Fixed
Income Team

In a year which saw equity markets decline significantly, Putnam Equity Income Fund's conservative strategy provided shareholders a measure of protection. While not immune to the market's downturn, the value of the fund's portfolio at net asset value declined less than that of its benchmark, the Russell 1000 Value Index, over the 12 months ended November 30, the fund's 2001 fiscal year. We attribute our ability in limiting the fund's losses to the quality and breadth of Putnam's research capabilities, which contribute so significantly to our stock selection and portfolio construction processes.

Total return for 12 months ended 11/30/01

      Class A          Class B          Class C          Class M
    NAV     POP      NAV    CDSC      NAV    CDSC      NAV     POP
-----------------------------------------------------------------------
   0.70%  -5.11%   -0.06%  -4.98%   -0.06%  -1.04%    0.20%  -3.33%
-----------------------------------------------------------------------

Past performance is not indicative of future results. Performance information for longer periods and explanation of performance calculation methods begin on page 7.

* PORTFOLIO TOOK LESS DEFENSIVE POSITIONS THROUGHOUT YEAR

At the start of the fund's fiscal year last December, the economy was in a weakened state. Equity markets had suffered tremendous losses, capital spending and productivity were at startlingly low levels, and sentiment among consumers and investors was clearly pessimistic. In a surprise move on January 3, 2001, the Federal Reserve Board announced a reduction in short-term interest rates that signaled the beginning of an aggressive campaign to turn the economy around.

As further interest rate reductions followed in rapid succession, we took incremental steps to shift the portfolio toward more economically sensitive stocks. These included stocks at the smaller end of the fund's usual capitalization range and stocks we believed were more likely to respond to the first signs of economic recovery, including consumer cyclicals such as retail stocks.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Banking            11.5%

Oil and gas         8.6%

Financial           6.6%

Insurance           5.5%

Regional Bells      5.1%

Footnote reads:
*Based on net assets as of 11/30/01. Holdings will vary over time.


For most of the year, signs of recovery proved elusive, yet in an environment of declining interest rates, we believed our positioning, which anticipated a turnaround, was still reasonable and justifiable. The events of September 11 served to delay a recovery further, but also provided buying opportunities for the fund when negative sentiment and fear caused equity valuations to tumble lower.

The current recession, led primarily by a downturn in capital spending, has not affected individual consumers to the same degree that it has affected corporations. For this reason, we are now inclined to believe that the next recovery may not follow the classic pattern of being led by consumer spending. Instead, we believe that recovery will likely take hold within the corporate sector. Consequently, while our early focus on financial cyclicals and retail stocks was an appropriate move in anticipation of dramatically lower interest rates, we have now begun building up positions in stocks of companies that may benefit as corporate spending accelerates. Examples of such companies include Hewlett-Packard Company, Compaq Computer Corp., and Marriott International, Inc., each of which provides products or services to corporate customers.

We would like to point out that Hewlett-Packard and Compaq recently announced a plan to merge. This announcement was not well received by the market, and share prices for both companies fell. Our research contradicted the markets' negative outlook on the merger, and so we purchased additional shares at low valuations. As the potential benefits of the merger became more widely recognized, both stocks appreciated. At the time this report was written, it did not seem likely that the merger would proceed. Nevertheless, we have confidence in the long-term prospects of both companies, whether or not the merger is finalized. While these stocks, as well as others mentioned in this report, were viewed favorably at the end of the period, all are subject to review in accordance with the fund's strategy and may change in the future.


"The [Putnam Equity Income] fund is filled with deep-value stocks, and as growth has fallen off its pedestal over the past 18 months, this offering has sprung to life. "

-- Kelli Stebel, analyst, Morningstar, August 2001


* STOCK SELECTION KEY CONTRIBUTOR IN 2001

Occasionally, economic and market indicators deliver a clear enough message that investors can anticipate with some degree of confidence which industry sectors are poised for growth. During the fund's 2000 fiscal year, the market provided some clarity in this regard. Rotation of fund assets among stronger-performing sectors proved to be a rewarding strategy and contributed positively to returns that year.

In marked contrast, 2001 was a year in which competitive performance relied to a much larger extent upon adroit selection of individual stocks. Worsening economic conditions in the United States negatively affected most sectors, and working to improve the fund's return was a matter of identifying financially strong companies that were successful -- if not thriving -- in a declining economy. In-depth fundamental analysis and use of proprietary ranking models were instrumental to the stock selection process.

* SECTOR OVERWEIGHTINGS, THOUGH FEW, PROVED EFFECTIVE

The market provided few opportunities to profit from sector positioning in 2001, but there were two occasions where the fund was able to benefit. When consumer cyclical stocks we purchased last December rallied in response to the Fed's surprise rate cut in January 2001, we locked in profits by selling them promptly. For several months afterward, prices in this sector languished. In September, when analysts predicted that year-end holiday spending would be light, cyclical stocks reacted by falling to price levels that we once again found attractive. We purchased shares at that time and were rewarded when cyclicals rallied in November.

Throughout the year, we had been buying shares of insurance companies. We found their supply/demand fundamentals to be compelling and built up sizable positions prior to the terrorist attacks of September 11. In the immediate aftermath of the tragedy, insurance stocks suffered as concerns about solvency inspired many investors to sell their insurance holdings. Convinced that the insurers could absorb the dramatic increase in claims, we bought aggressively as stock prices fell. This proved to be the right move. Since September, insurers have experienced a tremendous increase in business as corporations and individuals enhanced their coverage. Your fund benefited from positions in ACE, Ltd. and XL Capital, Ltd., companies that specialize in catastrophic insurance and reinsurance.

* PATIENCE, LONG-TERM PERSPECTIVE REWARDED FUND

In our semiannual report to shareholders, we mentioned that although several stocks had disappointed, we remained "confident in the long-term prospects of these companies and believe that their difficulties are likely to be short-lived."

Our confidence in Waste Management, Inc. was not misplaced. In a generally declining market, this stock held up well. The company moved beyond reparation strategies to forward-thinking business planning. Its management did not find it necessary to adjust earnings estimates made early in the year, and the stock price represents an attractive value compared to the free cash flow the company generates.

Another example that illustrates the importance of patience has been our experience with Texas Utilities (TXU) Corp. Shares of this electric utilities holding company, though disappointing at mid-year, ultimately provided a boost to the fund. When investors bounced back emotionally from the utilities debacle in California, they chose to invest in "plain vanilla" utilities such as TXU. The stock's subsequent appreciation confirmed the wisdom of waiting for results, especially when our research indicates that a company represents solid value.

* STAGE IS SET FOR REACCELERATION OF ECONOMY

At the close of the year, with the economy in recession and timing of a recovery still unclear, we remain confident that a new expansionary phase is on the horizon. Ten interest-rate reductions during the fund's fiscal year and one additional cut announced on December 11 have brought the current federal funds rate down to 1.75%, its lowest point in more than 40 years. This should encourage a new round of borrowing and capital spending by corporations. The war effort has boosted government spending, while tax rebates and mortgage refinancings have given consumers more cash to spend as well. The government's economic stimulus package, once approved, will amplify the effect of previous efforts, providing liquidity and incentives to purchase goods and services.


[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

Citigroup, Inc.
Financial

Exxon Mobil Corp.
Oil and gas

Verizon Communications, Inc.
Regional Bells

Philip Morris Companies, Inc.
Tobacco

Merck & Company, Inc.
Pharmaceuticals

SBC Communications, Inc.
Regional Bells

Bank of America Corp.
Banking

U.S. Bancorp
Banking

Equity Residential Properties Trust
Real estate

JPMorgan Chase & Co.
Investment banking/brokerage

Footnote reads:
These holdings represent 20.3% of the fund's net assets as of 11/30/01. Portfolio holdings will vary over time.


Heading into the new year, we feel the portfolio is correctly positioned to take advantage of economic acceleration. Currently, we are increasing the fund's exposure to mid-cap stocks, and companies that will benefit from increased corporate spending. We anticipate that the effectiveness of our strategies in 2002, as in 2001, will depend on our ability to identify individual stocks with the most attractive fundamentals and the best long-term prospects. Of all the factors that drive our decisions, valuation remains the key predictive element. Because interest rates have fallen to such low levels, investors are taking a fresh look at the dividend yields of stocks and stock funds. Consequently, we expect our focus on yield stocks to be a benefit rather than an impediment to performance, as it was in the late 1990s. As always, this fund seeks to provide the highest dividend yield possible while taking every reasonable measure to control risk.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 11/30/01, there is no guarantee the fund will continue to hold these securities in the future.


NEWS FROM THE TRUSTEES

In July 2001, we welcomed Charles B. Curtis to Putnam's Board of Trustees.
He brings an impressive list of credentials that include several key positions in Washington and directorships in education and energy-related industries.
We look forward to the contributions Charles will make to the continued success of the Putnam funds.


PUTNAM'S POLICY ON CONFIDENTIALITY

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or
Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Equity Income Fund is designed for investors seeking current income by investing primarily in a diversified portfolio of income- producing equity securities. Capital growth is a secondary objective when consistent with seeking current income.

TOTAL RETURN FOR PERIODS ENDED 11/30/01

                     Class A         Class B         Class C         Class M
(inception dates)   (6/15/77)       (9/13/93)       (2/1/99)        (12/2/94)
                   NAV     POP     NAV    CDSC     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
1 year            0.70%  -5.11%  -0.06%  -4.98%  -0.06%  -1.04%   0.20%  -3.33%
------------------------------------------------------------------------------
5 years          55.78   46.83   50.02   48.02   50.02   50.02   51.95   46.63
Annual average    9.27    7.99    8.45    8.16    8.45    8.45    8.73    7.95
------------------------------------------------------------------------------
10 years        244.24  224.64  219.41  219.41  219.43  219.43  226.74  215.27
Annual average   13.16   12.50   12.31   12.31   12.32   12.32   12.57   12.17
------------------------------------------------------------------------------
Annual average
(life of fund)   11.52   11.25   10.54   10.54   10.68   10.68   10.81   10.65
------------------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 11/30/01

                               Russell 1000           Consumer
                               Value Index           price index
------------------------------------------------------------------------------
1 year                           -3.14%                 1.95%
------------------------------------------------------------------------------
5 years                          63.52                 11.91
Annual average                   10.34                  2.28
------------------------------------------------------------------------------
10 years                        297.15                 28.88
Annual average                   14.79                  2.57
------------------------------------------------------------------------------
Annual average
(life of fund)                      --*                 4.49
------------------------------------------------------------------------------
*Inception of Russell 1000 Value Index is 12/31/78.

Past performance is no assurance of future results. More recent returns may be more or less than those shown. Returns for class A and class M shares reflect the current maximum initial sales charges of 5.75% and 3.50%, respectively. Class B share returns for the 1-, 5- and 10-year, if available, and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and in the case of class B and class M shares, the higher operating expenses applicable to such shares. For class C shares, returns for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the CDSC currently applicable to class C shares, which is 1% for the first year and is eliminated thereafter, and the higher operating expenses applicable to class C shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.



[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment since 11/30/91

               Fund's class A       Russell 1000         Consumer price
Date           shares at POP         Value Index             index

11/30/91           9,425               10,000               10,000
11/30/92          10,530               12,022               10,305
11/30/93          12,326               14,262               10,581
11/30/94          12,523               14,084               10,864
11/30/95          16,677               19,229               11,161
11/30/96          20,839               24,288               11,517
11/30/97          25,663               31,495               11,734
11/30/98          28,977               36,247               11,916
11/30/99          30,184               40,041               12,221
11/30/00          32,239               41,003               12,642
11/30/01         $32,464              $39,715              $12,888

Footnote reads:
Past performance is no assurance of future results. At the end of the same time period, a $10,000 investment in the fund's class B and class C shares would have been valued at $31,941 and $31,943, respectively, and no contingent deferred sales charges would apply; a $10,000 investment in the fund's class M shares would have been valued at $32,674 ($31,527 at public offering price). See first page of performance section for performance calculation methods.


PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 11/30/01

                   Class A         Class B         Class C        Class M
------------------------------------------------------------------------------
Distributions
(number)              4               4               4              4
------------------------------------------------------------------------------
Income           $0.2500         $0.1400         $0.1500        $0.1780
------------------------------------------------------------------------------
Capital gains
  Long-term       0.0900          0.0900          0.0900         0.0900
------------------------------------------------------------------------------
  Short-term         --              --              --             --
------------------------------------------------------------------------------
  Total          $0.3400         $0.2300         $0.2400        $0.2680
------------------------------------------------------------------------------
Share value:   NAV     POP          NAV             NAV        NAV     POP
------------------------------------------------------------------------------
11/30/00      $14.86  $15.77      $14.75          $14.81       $14.76  $15.30
------------------------------------------------------------------------------
11/30/01       14.62   15.51       14.51           14.56        14.52   15.05
------------------------------------------------------------------------------
Current return (end of period)
------------------------------------------------------------------------------
Current
dividend
rate 1          1.71%   1.61%       0.96%           1.02%        1.24%   1.20%
------------------------------------------------------------------------------
Current
30-day SEC
yield 2         1.57    1.48        0.83            0.84         1.08    1.02
------------------------------------------------------------------------------

1 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

2 Based only on investment income, calculated using SEC guidelines.


TOTAL RETURN FOR PERIOD ENDED 12/31/01 (most recent calendar quarter)

                     Class A         Class B         Class C         Class M
(inception dates)   (6/15/77)       (9/13/93)       (2/1/99)        (12/2/94)
                   NAV     POP     NAV    CDSC     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
1 year           -1.57%  -7.23%  -2.25%  -7.03%  -2.30%  -3.26%  -2.04%  -5.44%
------------------------------------------------------------------------------
5 years          60.43   51.21   54.57   52.57   54.63   54.63   56.48   51.05
Annual average    9.91    8.62    9.10    8.82    9.11    9.11    9.37    8.60
------------------------------------------------------------------------------
10 years        224.18  205.41  200.94  200.94  200.66  200.66  207.94  197.09
Annual average   12.48   11.81   11.65   11.65   11.64   11.64   11.90   11.50
------------------------------------------------------------------------------
Annual average
(life of fund)   11.59   11.32   10.60   10.60   10.75   10.75   10.87   10.71
------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and principal value will fluctuate so that an investor's shares when sold may be worth more or less than their original cost. See first page of performance section for performance calculation method.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.


COMPARATIVE BENCHMARKS

The Russell 1000 Value Index is an unmanaged index of those companies in the Russell 1000 chosen for their value orientation. Securities indexes assume reinvestment of all distributions and interest payments and do not take into account brokerage fees or taxes. Securities in the fund do not match those in the index and performance of the fund will differ. It is not possible to invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, as well as the accompanying Notes, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders
Putnam Equity Income Fund:

We have audited the accompanying statement of assets and liabilities of Putnam Equity Income Fund, including the fund's portfolio, as of November 30, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years or periods in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2001 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Equity Income Fund as of November 30, 2001, the results of its operations for the year then ended, and changes in its net assets for each of the years in the two-year period then ended and financial highlights for each of the years or periods in the three-year period then ended in conformity with accounting principles generally accepted in the United States of America.

                                                 KPMG  LLP
Boston, Massachusetts
January 2, 2002



THE FUND'S PORTFOLIO
November 30, 2001

COMMON STOCKS (87.7%) (a)
NUMBER OF SHARES                                                                                              VALUE
Advertising and Marketing Services (0.1%)
-------------------------------------------------------------------------------------------------------------------
             79,000 Valassis Communications, Inc. (NON)                                               $   2,725,500

Aerospace and Defense (1.5%)
-------------------------------------------------------------------------------------------------------------------
            263,700 Boeing Co.                                                                            9,255,870
            154,900 Lockheed Martin Corp.                                                                 7,195,105
            141,200 Northrop Grumman Corp.                                                               13,255,856
                                                                                                      -------------
                                                                                                         29,706,831

Agriculture (--%)
-------------------------------------------------------------------------------------------------------------------
                 11 PSF Holdings, LLC 144A Class A                                                           17,616

Automotive (0.4%)
-------------------------------------------------------------------------------------------------------------------
            149,400 Delphi Automotive Systems Corp.                                                       2,049,768
            314,300 Ford Motor Co.                                                                        5,952,842
                                                                                                      -------------
                                                                                                          8,002,610

Banking (11.1%)
-------------------------------------------------------------------------------------------------------------------
            539,200 Bank of America Corp.                                                                33,096,081
            255,200 Bank of New York Company, Inc. (The)                                                 10,014,048
            123,000 BB&T Corp.                                                                            4,200,450
            832,600 Charter One Financial, Inc.                                                          22,938,130
            450,600 Comerica, Inc.                                                                       23,142,816
            268,300 FleetBoston Financial Corp.                                                           9,860,025
            136,800 M&T Bank Corp.                                                                        9,644,400
            405,700 Mellon Financial Corp.                                                               15,169,123
             87,200 Mercantile Bankshares Corp.                                                           3,610,952
            120,100 PNC Financial Services Group                                                          6,959,795
            195,600 Synovus Financial Corp.                                                               4,596,600
          1,610,200 U.S. Bancorp                                                                         30,561,596
            331,200 Wachovia Corp.                                                                       10,250,640
            559,000 Washington Mutual, Inc.                                                              17,485,520
            423,500 Wells Fargo & Co.                                                                    18,125,800
                                                                                                      -------------
                                                                                                        219,655,976

Beverage (2.5%)
-------------------------------------------------------------------------------------------------------------------
             87,800 Brown-Forman Corp. Class B                                                            5,347,020
             85,600 Coca-Cola Co. (The)                                                                   4,019,776
            720,700 Coca-Cola Enterprises, Inc.                                                          12,576,215
            484,800 Fortune Brands, Inc.                                                                 19,038,096
            181,500 Pepsi Bottling Group, Inc. (The)                                                      8,067,675
                                                                                                      -------------
                                                                                                         49,048,782

Broadcasting (0.4%)
-------------------------------------------------------------------------------------------------------------------
            148,700 Clear Channel Communications, Inc. (NON)                                              6,948,751

Cable Television (0.1%)
-------------------------------------------------------------------------------------------------------------------
             48,800 Comcast Corp. Class A (NON)                                                           1,854,400

Capital Goods (0.1%)
-------------------------------------------------------------------------------------------------------------------
             26,200 Eaton Corp.                                                                           1,823,782

Chemicals (1.4%)
-------------------------------------------------------------------------------------------------------------------
            230,700 E.I. du Pont de Nemours & Co.                                                        10,229,238
            409,600 Engelhard Corp.                                                                      11,448,320
             57,200 PPG Industries, Inc.                                                                  3,075,644
             57,100 Rohm & Haas Co.                                                                       2,027,050
             40,700 Solutia, Inc.                                                                           564,916
                                                                                                      -------------
                                                                                                         27,345,168

Coal (0.2%)
-------------------------------------------------------------------------------------------------------------------
            148,700 Peabody Energy Corp.                                                                  3,942,037

Commercial and Consumer Services (0.3%)
-------------------------------------------------------------------------------------------------------------------
            321,000 Cendant Corp. (NON)                                                                   5,469,840

Computers (3.0%)
-------------------------------------------------------------------------------------------------------------------
          1,575,700 Compaq Computer Corp.                                                                15,993,355
          1,031,600 Hewlett-Packard Co.                                                                  22,684,884
            116,200 IBM Corp.                                                                            13,431,558
            164,200 NCR Corp. (NON)                                                                       6,310,206
                                                                                                      -------------
                                                                                                         58,420,003

Conglomerates (1.8%)
-------------------------------------------------------------------------------------------------------------------
              6,000 Berkshire Hathaway, Inc. Class B (NON)                                               13,998,000
            288,500 Cooper Industries, Inc.                                                              11,785,225
            199,700 Honeywell International, Inc.                                                         6,618,058
             54,500 Tyco International, Ltd. (Bermuda)                                                    3,204,600
                                                                                                      -------------
                                                                                                         35,605,883

Consumer Finance (0.5%)
-------------------------------------------------------------------------------------------------------------------
            153,700 Household International, Inc.                                                         9,066,763

Consumer Goods (0.8%)
-------------------------------------------------------------------------------------------------------------------
            275,300 Kimberly-Clark Corp.                                                                 16,014,201

Electric Utilities (4.3%)
-------------------------------------------------------------------------------------------------------------------
            296,700 Cinergy Corp.                                                                         8,746,716
            254,500 Constellation Energy Group, Inc.                                                      6,044,375
             74,200 Dominion Resources, Inc.                                                              4,336,990
            508,200 DPL, Inc.                                                                            11,942,700
             29,800 DTE Energy Co.                                                                        1,230,740
            191,800 Duke Energy Corp.                                                                     6,933,570
            110,000 Edison International                                                                  1,661,000
            270,700 Entergy Corp.                                                                         9,988,830
            140,800 FirstEnergy Corp.                                                                     4,756,224
             49,400 FPL Group, Inc.                                                                       2,736,760
            303,100 Northeast Utilities                                                                   5,273,940
             64,400 PPL Corp.                                                                             2,290,708
            351,000 Progress Energy, Inc.                                                                14,548,950
            189,800 Reliant Energy, Inc.                                                                  4,849,390
                                                                                                      -------------
                                                                                                         85,340,893

Electronics (1.0%)
-------------------------------------------------------------------------------------------------------------------
             62,900 Avnet, Inc.                                                                           1,493,875
            732,100 Motorola, Inc.                                                                       12,182,144
            143,300 W.W. Grainger, Inc.                                                                   6,706,440
                                                                                                      -------------
                                                                                                         20,382,459

Energy (0.2%)
-------------------------------------------------------------------------------------------------------------------
             56,100 Baker Hughes, Inc.                                                                    1,849,617
             44,400 Schlumberger, Ltd.                                                                    2,131,644
                                                                                                      -------------
                                                                                                          3,981,261

Entertainment (0.4%)
-------------------------------------------------------------------------------------------------------------------
            356,400 USA Networks, Inc. (NON)                                                              8,022,564

Financial (6.2%)
-------------------------------------------------------------------------------------------------------------------
            118,800 American Express Co.                                                                  3,909,708
          1,537,800 Citigroup, Inc.                                                                      73,660,620
            307,200 Fannie Mae                                                                           24,145,920
            307,800 Freddie Mac                                                                          20,367,126
                                                                                                      -------------
                                                                                                        122,083,374

Food (1.2%)
-------------------------------------------------------------------------------------------------------------------
            103,800 General Mills, Inc.                                                                   5,122,530
            361,200 H.J. Heinz Co.                                                                       13,768,944
            157,100 Kraft Foods, Inc. Class A                                                             5,203,152
                                                                                                      -------------
                                                                                                         24,094,626

Gaming & Lottery (--%)
-------------------------------------------------------------------------------------------------------------------
                197 Fitzgerald Gaming Corp. (NON)                                                                 2

Health Care (--%)
-------------------------------------------------------------------------------------------------------------------
            274,500 HCA, Inc.                                                                            10,647,855

Health Care Services (1.8%)
-------------------------------------------------------------------------------------------------------------------
            354,500 Anthem, Inc. (NON)                                                                   18,026,325
            189,100 CIGNA Corp.                                                                          17,251,593
                207 Genesis Health Ventures, Inc. (NON)                                                       4,347
                                                                                                      -------------
                                                                                                         35,282,265

Insurance (5.5%)
-------------------------------------------------------------------------------------------------------------------
            585,400 ACE, Ltd.                                                                            22,303,740
            138,000 AMBAC Financial Group, Inc.                                                           7,739,040
            120,900 American International Group, Inc.                                                    9,962,160
             81,600 Chubb Corp. (The)                                                                     5,716,896
            162,000 Hartford Financial Services Group, Inc. (The)                                         9,590,400
             57,100 MBIA, Inc.                                                                            2,908,103
             97,200 PMI Group, Inc. (The)                                                                 6,138,180
            341,300 Radian Group, Inc.                                                                   13,071,790
            134,800 St. Paul Companies, Inc. (The)                                                        6,346,384
             63,100 UnumProvident Corp.                                                                   1,627,980
            239,500 XL Capital, Ltd. Class A (Bermuda)                                                   22,268,710
                                                                                                      -------------
                                                                                                        107,673,383

Investment Banking/Brokerage (3.6%)
-------------------------------------------------------------------------------------------------------------------
            699,400 JPMorgan Chase & Co.                                                                 26,381,368
            121,400 Lehman Brothers Holdings, Inc.                                                        8,030,610
            376,100 Merrill Lynch & Company, Inc.                                                        18,838,849
            320,000 Morgan Stanley Dean Witter & Co.                                                     17,760,000
                                                                                                      -------------
                                                                                                         71,010,827

Lodging/Tourism (0.9%)
-------------------------------------------------------------------------------------------------------------------
            356,700 Marriott International, Inc. Class A                                                 13,419,054
            204,000 Royal Caribbean Cruises, Ltd.                                                         3,164,040
                                                                                                      -------------
                                                                                                         16,583,094

Machinery (0.4%)
-------------------------------------------------------------------------------------------------------------------
            194,400 Parker-Hannifin Corp.                                                                 7,980,120

Manufacturing (0.3%)
-------------------------------------------------------------------------------------------------------------------
             79,000 Illinois Tool Works, Inc.                                                             4,846,650

Media (1.2%)
-------------------------------------------------------------------------------------------------------------------
            398,200 Liberty Media Corp. Class A (NON)                                                     5,236,330
            856,800 Walt Disney Co. (The)                                                                17,538,696
                                                                                                      -------------
                                                                                                         22,775,026

Medical Technology (0.3%)
-------------------------------------------------------------------------------------------------------------------
            200,500 Pall Corp.                                                                            4,615,510
             67,800 Zimmer Holdings, Inc. (NON)                                                           2,187,228
                                                                                                      -------------
                                                                                                          6,802,738

Natural Gas Utilities (0.6%)
-------------------------------------------------------------------------------------------------------------------
            183,400 Dynegy, Inc. Class A                                                                  5,566,190
            116,200 National Fuel Gas Co.                                                                 2,600,556
            138,500 Williams Companies, Inc. (The)                                                        3,700,720
                                                                                                      -------------
                                                                                                         11,867,466

Oil & Gas (8.3%)
-------------------------------------------------------------------------------------------------------------------
            124,000 Chevron Texaco Corp.                                                                 10,541,240
            480,900 Conoco, Inc.                                                                         13,162,233
            234,300 Devon Energy Corp.                                                                    8,057,577
             38,800 El Paso Corp.                                                                         1,726,600
          1,527,700 Exxon Mobil Corp.                                                                    57,135,980
            240,100 Phillips Petroleum Co.                                                               13,356,763
            498,200 Royal Dutch Petroleum Co. ADR (Netherlands)                                          24,082,988
            239,900 TotalFinaElf SA ADR (France)                                                         15,375,191
            400,500 Unocal Corp.                                                                         13,172,445
            235,000 USX-Marathon Group                                                                    6,439,000
             47,100 Valero Energy Corp.                                                                   1,648,500
                                                                                                      -------------
                                                                                                        164,698,517

Paper & Forest Products (2.6%)
-------------------------------------------------------------------------------------------------------------------
            824,000 Abitibi-Consolidated, Inc. (Canada)                                                   5,710,320
            180,200 Boise Cascade Corp.                                                                   5,773,608
            329,200 International Paper Co.                                                              13,151,540
            645,300 Smurfit-Stone Container Corp. (NON)                                                  10,382,877
            413,900 Sonoco Products Co.                                                                  10,186,079
            101,600 Weyerhaeuser Co.                                                                      5,369,560
                                                                                                      -------------
                                                                                                         50,573,984

Pharmaceuticals (3.7%)
-------------------------------------------------------------------------------------------------------------------
            159,700 Abbott Laboratories                                                                   8,783,500
            298,800 Bristol-Myers Squibb Co.                                                             16,063,488
            171,800 Johnson & Johnson                                                                    10,007,350
            504,000 Merck & Company, Inc.                                                                34,146,000
            101,100 Schering-Plough Corp.                                                                 3,612,303
                                                                                                      -------------
                                                                                                         72,612,641

Publishing (0.3%)
-------------------------------------------------------------------------------------------------------------------
            164,500 Tribune Co.                                                                           5,938,450

Railroads (1.1%)
-------------------------------------------------------------------------------------------------------------------
            398,100 Union Pacific Corp.                                                                  21,915,405

Real Estate (2.5%)
-------------------------------------------------------------------------------------------------------------------
            318,200 Archstone-Smith Trust                                                                 8,330,476
             48,900 Boston Properties, Inc. (R)                                                           1,819,080
            362,400 Equity Office Properties Trust (R)                                                   10,799,520
          1,003,000 Equity Residential Properties Trust (R)                                              29,036,850
                                                                                                      -------------
                                                                                                         49,985,926

Regional Bells (5.1%)
-------------------------------------------------------------------------------------------------------------------
            638,200 BellSouth Corp.                                                                      24,570,700
            912,500 SBC Communications, Inc.                                                             34,109,250
            906,200 Verizon Communications, Inc.                                                         42,591,400
                                                                                                      -------------
                                                                                                        101,271,350

Restaurants (1.4%)
-------------------------------------------------------------------------------------------------------------------
            348,500 Darden Restaurants, Inc.                                                             10,712,890
            548,800 McDonald's Corp.                                                                     14,729,792
             68,000 Tricon Global Restaurants, Inc. (NON)                                                 3,226,600
                                                                                                      -------------
                                                                                                         28,669,282

Retail (3.1%)
-------------------------------------------------------------------------------------------------------------------
            161,500 Albertsons, Inc.                                                                      5,419,940
            248,400 Federated Department Stores, Inc. (NON)                                               9,190,800
            233,200 J.C. Penney Company, Inc.                                                             5,909,288
            413,100 Kroger Co. (NON)                                                                     10,459,692
            591,400 Limited, Inc. (The)                                                                   8,232,288
            170,200 May Department Stores Co.                                                             6,099,968
            141,200 Office Depot, Inc. (NON)                                                              2,280,380
            316,200 Rite Aid Corp. (NON)                                                                  1,482,978
            321,500 TJX Companies, Inc. (The)                                                            12,117,335
                                                                                                      -------------
                                                                                                         61,192,669

Software (0.4%)
-------------------------------------------------------------------------------------------------------------------
            479,100 BMC Software, Inc. (NON)                                                              8,024,925

Technology (0.3%)
-------------------------------------------------------------------------------------------------------------------
            221,200 Flextronics International, Ltd. (Singapore) (NON)                                     5,530,000

Technology Services (0.5%)
-------------------------------------------------------------------------------------------------------------------
            317,700 KPMG Consulting, Inc. (NON)                                                           5,254,758
             71,600 Symbol Technologies, Inc.                                                             1,189,992
            367,200 Unisys Corp. (NON)                                                                    4,369,680
                                                                                                      -------------
                                                                                                         10,814,430

Telecommunications (2.8%)
-------------------------------------------------------------------------------------------------------------------
            124,900 ALLTEL Corp.                                                                          8,128,492
            398,100 AT&T Corp.                                                                            6,962,769
            157,200 AT&T Wireless Services, Inc. (NON)                                                    2,196,084
            154,900 Broadwing, Inc. (NON)                                                                 1,474,648
            300,900 Citizens Communications Co. (NON)                                                     2,945,811
            749,800 Qwest Communications International, Inc.                                              8,922,620
            374,900 Sprint Corp. (FON Group)                                                              8,169,071
          1,137,300 Worldcom, Inc.-WorldCom Group (NON)                                                  16,536,342
                                                                                                      -------------
                                                                                                         55,335,837

Tobacco (2.1%)
-------------------------------------------------------------------------------------------------------------------
            868,000 Philip Morris Companies, Inc.                                                        40,943,560

Waste Management (1.4%)
-------------------------------------------------------------------------------------------------------------------
            891,300 Republic Services, Inc. (NON)                                                        15,374,925
            400,500 Waste Management, Inc.                                                               11,734,650
                                                                                                     --------------
                                                                                                         27,109,575
                                                                                                     --------------
                    Total Common Stocks (cost $1,670,533,509)                                        $1,739,639,297
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (5.1%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
U.S. Government Agency Mortgage Obligations (3.7%)
-------------------------------------------------------------------------------------------------------------------
                    Federal National Mortgage Association
$         5,006,000 TBA, 7s, December 1, 2016                                                        $    5,204,688
         15,755,000 TBA, 6 1/2s, December 1, 2031                                                        15,932,244
         25,773,000 TBA, 6s, December 1, 2031                                                            25,499,291
          3,200,000 TBA, 6s, November 1, 2016                                                             3,228,992
                    Federal National Mortgage Association
                    Pass-Through Certificates
          2,993,419 7 1/2s, with due dates from October 1, 2029 to
                    August 1, 2031                                                                        3,113,554
          2,691,053 6 1/2s, November 1, 2010                                                              2,746,484
            191,039 6 1/2s, with due dates from September 1, 2016 to
                    September 1, 2031                                                                       197,419
          1,101,944 6s, July 1, 2031                                                                      1,091,508
          2,943,639 6s, April 1, 2016                                                                     2,983,495
                    Government National Mortgage Association
                    Pass-Through Certificates
          5,496,362 8s, with due dates from December 15, 2022 to
                    December 15, 2027                                                                     5,828,988
            413,284 7 1/2s, August 15, 2029                                                                 431,324
          3,258,753 7s, with due dates from August 15, 2023 to
                    December 15, 2028                                                                     3,373,451
          3,210,080 6 1/2s, with due dates from September 15, 2024 to
                    November 15, 2031                                                                     3,264,771
                                                                                                      -------------
                                                                                                         72,896,209

U.S. Treasury Obligations (1.4%)
-------------------------------------------------------------------------------------------------------------------
                    U.S. Treasury Bonds
            780,000 8s, November 15, 2021                                                                 1,011,683
          2,020,000 6 1/8s, August 15, 2029 (SEG)                                                         2,203,376
            795,000 6s, February 15, 2026                                                                   841,086
          3,460,000 5 3/8s, February 15, 2031                                                             3,515,152
                    U.S. Treasury Notes
          2,725,000 7s, July 15, 2006                                                                     3,057,096
          3,990,000 6 5/8s, May 15, 2007                                                                  4,448,212
          5,035,000 6 1/2s, February 15, 2010                                                             5,642,322
            185,000 5s, August 15, 2011                                                                     188,556
            360,000 5s, February 15, 2011                                                                   366,973
          6,275,000 3 1/2s, November 15, 2006                                                             6,119,568
                                                                                                      -------------
                                                                                                         27,394,024
                                                                                                      -------------
                    Total U.S. Government and Agency Obligations
                    (cost $99,975,444)                                                                $ 100,290,233

CORPORATE BONDS AND NOTES (2.3%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
Aerospace and Defense (0.2%)
-------------------------------------------------------------------------------------------------------------------
$           450,000 Boeing Co. deb. 6 5/8s, 2038                                                     $      426,645
            350,000 Lockheed Martin Corp. bonds 8 1/2s, 2029                                                420,753
            235,000 Raytheon Co. notes 8.3s, 2010                                                           265,541
            735,000 Raytheon Co. notes 8.2s, 2006                                                           804,333
            675,000 Raytheon Co. notes 6.15s, 2008                                                          673,988
            140,000 Sequa Corp. sr. notes 9s, 2009                                                          137,200
                                                                                                      -------------
                                                                                                          2,728,460

Airlines (0.1%)
-------------------------------------------------------------------------------------------------------------------
            615,000 Continental Airlines, Inc. pass-through certificates
                    Ser. 98-2, 6.32s, 2008                                                                  552,750
            448,559 Continental Airlines, Inc. pass-through certificates
                    Ser. 981C, 6.541s, 2009                                                                 396,221
            180,000 Northwest Airlines, Inc. company guaranty 8.7s, 2007                                    137,700
                                                                                                      -------------
                                                                                                          1,086,671

Automotive (0.1%)
-------------------------------------------------------------------------------------------------------------------
            300,000 DaimlerChrysler Corp. company guaranty
                    8 1/2s, 2031                                                                            321,396
             60,000 Dana Corp. 144A sr. notes 9s, 2011                                                       58,800
            730,000 Ford Motor Co. bonds 6 5/8s, 2028                                                       624,741
            295,000 Ford Motor Co. notes 7.45s, 2031                                                        278,858
            200,000 Visteon Corp. sr. notes 8 1/4s, 2010                                                    207,514
                                                                                                      -------------
                                                                                                          1,491,309

Banking (0.4%)
-------------------------------------------------------------------------------------------------------------------
          1,045,000 Bank of America Corp. sub. notes 7.4s, 2011                                           1,137,566
            715,000 Bank One Corp. notes 6s, 2008                                                           722,665
            750,000 Bank United Corp. notes Ser. A, 8s, 2009                                                824,970
            820,000 Citicorp sub. notes 6 3/8s, 2008                                                        852,201
            335,000 Colonial Bank sub. notes 8s, 2009                                                       332,153
            425,000 Dime Capital Trust I bank guaranty Ser. A, 9.33s, 2027                                  475,031
            145,000 Firstar Bank Milwaukee sr. notes 6 1/4s, 2002                                           148,663
            250,000 GS Escrow Corp. sr. notes 7 1/8s, 2005                                                  251,013
            380,000 Imperial Bank sub. notes 8 1/2s, 2009                                                   424,887
            185,000 National City Corp. sub. notes 7.2s, 2005                                               198,074
            315,000 NB Capital Trust IV company guaranty 8 1/4s, 2027                                       335,204
            210,000 Norwest Corp. med. term sr. notes 6 3/4s, 2027                                          208,442
            735,000 Norwest Corp. notes Ser. G, 6 7/8s, 2006                                                795,329
            530,000 Peoples Bank-Bridgeport sub. notes 7.2s, 2006                                           499,133
            470,000 PNC Funding Corp. company guaranty 5 3/4s, 2006                                         482,850
            250,000 Sovereign Bancorp, Inc. sr. notes 10 1/2s, 2006                                         275,000
            250,000 Wachovia Corp. notes 4.95s, 2006                                                        248,638
            140,000 Webster Capital Trust I 144A bonds 9.36s, 2027                                          121,400
                                                                                                      -------------
                                                                                                          8,333,219

Beverage (--%)
-------------------------------------------------------------------------------------------------------------------
            535,000 Pepsi Bottling Group, Inc. (The) sr. notes Ser. B,
                    7s, 2029                                                                                574,542

Broadcasting (--%)
-------------------------------------------------------------------------------------------------------------------
             21,200 AMFM Operating, Inc. deb. 12 5/8s, 2006 (PIK)                                            22,896
            620,000 News America Holdings, Inc. deb. 7.7s, 2025                                             608,133
                                                                                                      -------------
                                                                                                            631,029

Cable Television (--%)
-------------------------------------------------------------------------------------------------------------------
             25,000 CSC Holdings, Inc. sr. sub. deb. 10 1/2s, 2016                                           27,625
            210,000 CSC Holdings, Inc. sr. sub. deb. 9 7/8s, 2013                                           224,700
             30,000 NTL Communications Corp. sr. notes Ser. B,
                    11 7/8s, 2010                                                                            11,400
                                                                                                      -------------
                                                                                                            263,725

Chemicals (--%)
-------------------------------------------------------------------------------------------------------------------
            150,000 Equistar Chemicals LP/Equistar Funding Corp.
                    company guaranty 10 1/8s, 2008                                                          153,309
             30,000 IMC Global, Inc. 144A sr. notes 10 7/8s, 2008                                            32,564
            120,000 Lyondell Petrochemical Co. sec. notes Ser. B,
                    9 7/8s, 2007                                                                            121,500
             60,000 Millenium America, Inc. company guaranty
                    9 1/4s, 2008                                                                             62,250
            250,000 Rohm & Haas Co. notes 7.4s, 2009                                                        271,178
                                                                                                      -------------
                                                                                                            640,801

Computers (--%)
-------------------------------------------------------------------------------------------------------------------
            165,000 IBM Corp. deb. 7 1/8s, 2096                                                             173,610

Conglomerates (--%)
-------------------------------------------------------------------------------------------------------------------
            640,000 Tyco International, Ltd. company guaranty
                    6 1/4s, 2003 (Luxembourg)                                                               658,771

Consumer Finance (0.2%)
-------------------------------------------------------------------------------------------------------------------
            240,000 Caterpillar Financial Services Corp. sr. notes
                    5.95s, 2006                                                                             248,405
            205,000 Ford Motor Credit Corp. bonds 7 3/8s, 2011                                              210,213
            655,000 Ford Motor Credit Corp. notes 7 3/8s, 2009                                              671,395
             60,000 Ford Motor Credit Corp. notes 6.55s, 2002                                                61,399
            775,000 Ford Motor Credit Corp. notes 6 1/2s, 2007                                              778,038
            220,000 Ford Motor Credit Corp. sr. notes 5.8s, 2009                                            205,916
            600,000 General Motors Acceptance Corp. notes 5 3/4s, 2003                                      614,490
            410,000 General Motors Acceptance Corp. notes Ser. MTN,
                    5.36s, 2004                                                                             412,550
            610,000 Household Finance Corp. notes 6 1/2s, 2008                                              630,167
            610,000 Household Finance Corp. sr. unsub. 5 7/8s, 2009                                         598,758
                                                                                                      -------------
                                                                                                          4,431,331

Electric Utilities (0.2%)
-------------------------------------------------------------------------------------------------------------------
             80,000 AES Corp. (The) sr. notes 8 7/8s, 2011                                                   78,400
            240,000 Arizona Public Service Co. sr. notes 6 3/4s, 2006                                       250,550
            140,000 Avista Corp. sr. notes 9 3/4s, 2008                                                     145,646
            345,000 CILCORP, Inc. sr. notes 8.7s, 2009                                                      346,956
            160,000 CMS Energy Corp. sr. notes 8.9s, 2008                                                   169,200
            140,000 CMS Energy Corp. sr. notes 7 5/8s, 2004                                                 143,240
            585,000 DPL, Inc. 144A bonds 8 1/8s, 2031                                                       569,849
            735,000 FirstEnergy Corp. notes Ser. A, 5 1/2s, 2006                                            727,599
             90,000 Mission Energy Holding Co. sec. notes 13 1/2s, 2008                                     103,950
             55,485 Northeast Utilities notes Ser. A, 8.58s, 2006                                            59,336
             99,254 Northeast Utilities notes Ser. B, 8.38s, 2005                                           105,845
            445,000 PSI Energy, Inc. 144A 1st mtge. 6.65s, 2006                                             455,975
                                                                                                      -------------
                                                                                                          3,156,546

Energy (--%)
-------------------------------------------------------------------------------------------------------------------
            130,000 Pride Petroleum Services, Inc. sr. notes 9 3/8s, 2007                                   136,500
            460,000 Transocean Sedco Forex, Inc. notes 6 5/8s, 2011                                         452,323
                                                                                                      -------------
                                                                                                            588,823

Entertainment (--%)
-------------------------------------------------------------------------------------------------------------------
             10,000 Silver Cinemas, Inc. sr. sub. notes 10 1/2s, 2005
                    (In default) (NON)                                                                            1

Financial (0.3%)
-------------------------------------------------------------------------------------------------------------------
            255,000 American General Institute 144A company guaranty
                    8 1/8s, 2046                                                                            291,330
            210,000 Associates First Capital Corp. deb. 6.95s, 2018                                         219,788
            115,000 Colonial Bank sub. notes 9 3/8s, 2011                                                   122,980
            230,000 Conseco Finance Trust III, Inc. bonds 8.796s, 2027                                       50,600
            290,000 Conseco Financing Trust II company guaranty
                    8.7s, 2026                                                                               63,800
          1,755,000 Fannie Mae bonds 7 1/4s, 2030                                                         2,022,918
             60,000 Fannie Mae bonds 6 5/8s, 2030                                                            64,452
            455,000 Liberty Mutual Insurance 144A notes 7.697s, 2097                                        358,458
            205,000 Markel Capital Trust I company guaranty Ser. B,
                    8.71s, 2046                                                                             155,474
            455,000 Nisource Finance Corp. company guaranty
                    7 7/8s, 2010                                                                            493,821
            635,000 Principal Financial Group AU 144A notes 7.95s,
                    2004 (Australia)                                                                        683,260
            610,000 Sun Life Canada Capital Trust 144A company
                    guaranty 8.526s, 2049                                                                   637,554
            330,000 TIG Capital Trust I 144A bonds 8.597s, 2027                                             198,000
                                                                                                      -------------
                                                                                                          5,362,435

Food (0.1%)
-------------------------------------------------------------------------------------------------------------------
             60,000 Doane Pet Care Co. sr. sub. deb. 9 3/4s, 2007                                            51,600
            705,000 Kraft Foods, Inc. notes 4 5/8s, 2006                                                    694,622
                                                                                                      -------------
                                                                                                            746,222

Gaming & Lottery (0.1%)
-------------------------------------------------------------------------------------------------------------------
            125,000 International Game Technology sr. notes 8 3/8s, 2009                                    132,500
             70,000 International Game Technology sr. notes 7 7/8s, 2004                                     72,625
             40,000 MGM Mirage company guaranty 9 3/4s, 2007                                                 42,500
             70,000 MGM Mirage company guaranty 8 3/8s, 2011                                                 69,825
            145,000 Mohegan Tribal Gaming sr. notes 8 1/8s, 2006                                            150,800
            220,000 Park Place Entertainment Corp. sr. sub. notes
                    9 3/8s, 2007                                                                            232,650
                                                                                                      -------------
                                                                                                            700,900

Health Care (--%)
-------------------------------------------------------------------------------------------------------------------
            150,000 HCA, Inc. med. term notes 8.85s, 2007                                                   162,000
             50,000 HCA, Inc. med. term notes 6.63s, 2045                                                    50,479
             30,000 Integrated Health Services, Inc. sr. sub. notes Ser. A,
                    9 1/2s, 2007 (In default) (NON)                                                               3
             20,000 Integrated Health Services, Inc. sr. sub. notes Ser. A,
                    9 1/4s, 2008 (In default) (NON)                                                               2
             70,000 Mariner Post-Acute Network, Inc. sr. sub. notes Ser. B,
                    9 1/2s, 2007 (In default) (NON)                                                             700
             20,000 Mariner Post-Acute Network, Inc. sr. sub. notes
                    stepped-coupon Ser. B, zero % (10 1/2s, 11/1/02),
                    2007 (In default) (NON) (STP)                                                               100
             80,000 Multicare Companies, Inc. sr. sub. notes 9s, 2007
                    (In default) (NON)                                                                            8
            150,000 Tenet Healthcare Corp. sr. notes Ser. B, 8 1/8s, 2008                                   162,375
                                                                                                      -------------
                                                                                                            375,667

Homebuilding (--%)
-------------------------------------------------------------------------------------------------------------------
             40,000 D.R. Horton, Inc. company guaranty 8s, 2009                                              39,800

Insurance (--%)
-------------------------------------------------------------------------------------------------------------------
            400,000 Metlife, Inc. sr. notes 5 1/4s, 2006                                                    402,572

Investment Banking/Brokerage (0.1%)
-------------------------------------------------------------------------------------------------------------------
            300,000 Goldman Sachs Group, Inc. (The) notes Ser. B,
                    7.35s, 2009                                                                             320,787
            655,000 Morgan Stanley Dean Witter & Co. sr. notes
                    6 3/4s, 2011                                                                            681,102
                                                                                                      -------------
                                                                                                          1,001,889

Lodging/Tourism (--%)
-------------------------------------------------------------------------------------------------------------------
            130,000 Felcor Lodging LP company guaranty 8 1/2s, 2011 (R)                                     126,100
            340,000 HMH Properties, Inc. company guaranty Ser. B,
                    7 7/8s, 2008                                                                            321,300
                                                                                                      -------------
                                                                                                            447,400

Machinery (--%)
-------------------------------------------------------------------------------------------------------------------
             30,000 Case Corp. notes 7 1/4s, 2016                                                            22,500

Manufacturing (0.1%)
-------------------------------------------------------------------------------------------------------------------
            690,000 Norsk Hydro ASA notes 6.36s, 2009 (Norway)                                              694,402

Media (0.1%)
-------------------------------------------------------------------------------------------------------------------
            705,000 AOL Time Warner, Inc. bonds 7 5/8s, 2031                                                751,699

Medical Services (--%)
-------------------------------------------------------------------------------------------------------------------
             50,000 Sun Healthcare Group, Inc. sr. sub. notes Ser. B,
                    9 1/2s, 2007 (In default) (NON)                                                               5
             10,000 Sun Healthcare Group, Inc. 144A sr. sub. notes
                    9 3/8s, 2008 (In default) (NON)                                                               1
                                                                                                      -------------
                                                                                                                  6

Metals (--%)
-------------------------------------------------------------------------------------------------------------------
            180,000 AK Steel Corp. company guaranty 7 7/8s, 2009                                            180,900
              6,570 Anker Coal Group, Inc. company guaranty Ser. B,
                    14 1/4s, 2007 (PIK)                                                                       2,891
                                                                                                      -------------
                                                                                                            183,791

Oil & Gas (0.2%)
-------------------------------------------------------------------------------------------------------------------
            640,000 Burlington Resources Finance Co. 144A notes
                    5.6s, 2006 (Canada)                                                                     627,187
            305,000 Conoco Funding Co. company guaranty 6.35s, 2011                                         309,798
            460,000 Conoco Funding Co. company guaranty 5.45s, 2006                                         462,185
            225,000 El Paso Corp. sr. notes Ser. MTN, 7.8s, 2031                                            218,333
            110,000 El Paso Energy Partners L.P. company guaranty
                    Ser. B, 8 1/2s, 2011                                                                    116,325
            895,000 Kerr-McGee Corp. company guaranty 6 7/8s, 2011                                          905,812
            375,000 Louis Dreyfus Natural Gas Corp. notes 6 7/8s, 2007                                      391,376
            670,000 Occidental Petroleum Corp. 144A Structured
                    Notes 6.019s, 2004 (issued by STEERS Credit
                    Trust 2001)                                                                             659,950
             30,000 Ocean Energy, Inc. company guaranty Ser. B,
                    8 3/8s, 2008                                                                             31,077
            395,000 Phillips Petroleum Co. notes 8 3/4s, 2010                                               462,703
             30,000 Pioneer Natural Resources Co. company guaranty
                    9 5/8s, 2010                                                                             33,225
            110,000 Port Arthur Finance Corp. company guaranty
                    12 1/2s, 2009                                                                           113,850
            370,000 Union Oil Company of California company guaranty
                    7 1/2s, 2029                                                                            380,275
            150,000 Union Pacific Resources Group, Inc. notes 7.3s, 2009                                    158,295
                                                                                                      -------------
                                                                                                          4,870,391

Paper & Forest Products (--%)
-------------------------------------------------------------------------------------------------------------------
            145,000 Georgia-Pacific Group notes 8 7/8s, 2031                                                152,182
             50,000 Norampac, Inc. sr. notes 9 1/2s, 2008 (Canada)                                           52,500
                                                                                                      -------------
                                                                                                            204,682

Photography/Imaging (--%)
-------------------------------------------------------------------------------------------------------------------
             25,000 Xerox Corp. notes 5 1/2s, 2003                                                           22,625
             50,000 Xerox Corp. notes Ser. E, 5 1/4s, 2003                                                   45,250
                                                                                                      -------------
                                                                                                             67,875

Power Producers (--%)
-------------------------------------------------------------------------------------------------------------------
            160,000 Calpine Corp. sr. notes 8 1/2s, 2011                                                    158,429
             20,000 Calpine Corp. sr. notes 7 7/8s, 2008                                                     19,673
             50,000 Calpine Corp. sr. notes 7 3/4s, 2009                                                     47,570
             10,000 Midland Funding II Corp. deb. Ser. A, 11 3/4s, 2005                                      11,055
             44,000 York Power Funding 144A notes 12s, 2007
                    (Cayman Islands)                                                                         41,360
                                                                                                      -------------
                                                                                                            278,087

Railroads (--%)
-------------------------------------------------------------------------------------------------------------------
            405,000 Burlington Northern Santa Fe Corp. notes
                    7 1/8s, 2010                                                                            429,272

Real Estate (--%)
-------------------------------------------------------------------------------------------------------------------
            470,000 Simon Property Group LP 144A notes
                    6 3/8s, 2007 (R)                                                                        461,314

Restaurants (--%)
-------------------------------------------------------------------------------------------------------------------
             70,000 Tricon Global Restaurants, Inc. sr. notes 7.65s, 2008                                    70,700

Retail (--%)
-------------------------------------------------------------------------------------------------------------------
             70,000 J.C. Penney Company, Inc. notes 7.6s, 2007                                               68,250
             20,000 K mart Corp. med. term notes Ser. D, 7.55s, 2004                                         18,713
            450,000 K mart Corp. notes 8 3/8s, 2004                                                         432,000
             50,000 Southland Corp. deb. Ser. A, 4 1/2s, 2004                                                46,771
            120,000 Southland Corp. sr. sub. deb. 5s, 2003                                                  114,832
                                                                                                      -------------
                                                                                                            680,566

Technology (--%)
-------------------------------------------------------------------------------------------------------------------
             30,000 Flextronics International, Ltd. sr. sub. notes 9 7/8s,
                    2010 (Singapore)                                                                         32,400
             20,000 Lucent Technologies, Inc. notes 7 1/4s, 2006                                             17,600
                                                                                                      -------------
                                                                                                             50,000

Technology Services (--%)
-------------------------------------------------------------------------------------------------------------------
             20,000 Xerox Cap Europe PLC company guaranty 5 7/8s,
                    2004 (United Kingdom)                                                                    17,650

Telecommunications (0.1%)
-------------------------------------------------------------------------------------------------------------------
            390,000 Calpoint Receivable Structured Trust 2001
                    144A bonds 7.44s, 2006                                                                  384,427
            665,000 France Telecom 144A notes 7 3/4s, 2011 (France)                                         717,169
             70,000 Nextel International, Inc. sr. disc. notes stepped-coupon
                    zero % (12 1/8s, 4/15/03), 2008 (STP)                                                     6,300
            390,000 Sprint Capital Corp. company guaranty 5 7/8s, 2004                                      399,220
            580,000 Verizon Global Funding Corp. notes 7 1/4s, 2010                                         629,636
            660,000 Worldcom, Inc.-WorldCom Group notes 7 1/2s, 2011                                        678,084
                                                                                                      -------------
                                                                                                          2,814,836

Telephone (--%)
-------------------------------------------------------------------------------------------------------------------
             36,000 WinStar Communications, Inc. sr. disc. notes
                    stepped-coupon zero % (14 3/4s, 4/15/05),
                    2010 (In default) (NON) (STP)                                                               180
             12,000 WinStar Communications, Inc. sr. notes 12 3/4s,
                    2010 (In default) (NON)                                                                      60
                                                                                                      -------------
                                                                                                                240

Textiles (--%)
-------------------------------------------------------------------------------------------------------------------
             15,000 Kasper A.S.L., Ltd. sr. notes 12 3/4s, 2004 (In default) (NON)                            3,900

Tobacco (--%)
-------------------------------------------------------------------------------------------------------------------
            185,000 Philip Morris Companies, Inc. notes 7 1/8s, 2004                                        197,249

Toys (--%)
-------------------------------------------------------------------------------------------------------------------
             40,000 Hasbro, Inc. notes 6.15s, 2008                                                           37,200

Waste Management (--%)
-------------------------------------------------------------------------------------------------------------------
            430,000 Browning-Ferris deb. 7.4s, 2035                                                         359,050

Water Utilities (--%)
-------------------------------------------------------------------------------------------------------------------
            370,000 Azurix Corp. sr. notes Ser. B, 10 3/8s, 2007                                            259,000
                                                                                                      -------------
                    Total Corporate Bonds and Notes
                    (cost $46,335,032)                                                                $  46,290,133

CONVERTIBLE PREFERRED STOCKS (0.9%) (a)
NUMBER OF SHARES                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
                  2 Anker Coal Group, Inc. 14.25% cv. pfd.                                            $          10
             52,200 Anthem, Inc. $3.00 cv. pfd                                                            3,428,888
             74,400 Motorola, Inc. $3.50 cv. pfd.                                                         3,712,560
            164,100 TXU Corp. $4.375 cv. pfd                                                              8,065,515
             31,700 Xerox Corp. 144A $3.75 cv. pfd.                                                       1,841,136
                                                                                                      -------------
                    Total Convertible Preferred Stocks
                    (cost $16,449,411)                                                                $  17,048,109

COLLATERALIZED MORTGAGE OBLIGATIONS (0.8%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
$           193,638 Arc Net Interest Margin Trust FRN Ser. 01-5A,
                    Class A, 2.81s, 2008                                                              $     193,154
            915,000 Banc of America Commercial Mortgage, Inc.
                    Ser. 01-PB1, Class XC, Interest Only (IO),
                    0.952s, 2035                                                                             41,068
            173,176 Chase Commercial Mortgage Securities Corp.
                    Ser. 98-1, Class A1, 6.34s, 2006                                                        181,104
          5,982,233 Commercial Mortgage Asset Trust Ser. 99-C1,
                    Class X, IO, 0.92s, 2020                                                                344,212
            360,000 Countrywide Home Loan Ser. 98-A12, Class A14,
                    8s, 2028                                                                                381,263
                    CS First Boston Mortgage Securities Corp.
            225,000 Ser. 1999-C1, Class E, 8.19s, 2009                                                      239,495
            227,250 Ser. 01-CK3, Class A1, 5.26s, 2006                                                      232,332
                    Fannie Mae
          1,044,193 Ser. 01-T8, Class A1, 7 1/2s, 2031                                                    1,103,256
          1,412,612 Ser. 01-T4, Class A1, 7 1/2s, 2028                                                    1,492,513
          1,190,000 FFCA Secured Lending Corp. Ser. 00-1, Class A2,
                    7.77s, 2027                                                                           1,287,974
            870,000 First Union-Lehman Brothers Commercial Mortgage
                    Trust II Ser. 97-C2, Class A3, 6.65s, 2007                                              916,491
                    Freddie Mac
            673,000 Ser. 2028, Class SG, IO, 11.9s, 2023                                                    264,301
          1,124,174 Ser. 204, IO, 6s, 2029                                                                  262,424
            270,000 GE Capital Mortgage Services, Inc. Ser. 98-11,
                    Class 2A4, 6 3/4s, 2028                                                                 272,957
                    General Growth Properties-Homart 144A FRB
                    Ser. 99-C1
             85,000 Class G, 4.59s, 2003                                                                     85,000
            100,000 Class F, 4.34s, 2003                                                                    100,000
            400,759 General Growth Properties-Ivanhoe FRB Ser. 99-C1,
                    Class F, 4.59s, 2004                                                                    400,759
                    General Growth Properties-Mall Properties Trust
             70,000 144A Ser. 01-C1A, Class D2, 5.89s, 2011                                                  68,430
            815,000 FRB Ser. 01-C1A, Class D3, 4.36s, 2014                                                  815,000
                    Government National Mortgage Association
            846,289 Ser. 99-46, Class SQ, IO, 6.37s, 2027                                                    58,843
            643,997 Ser. 98-2, Class EA, Principle Only (PO),
                    zero %, 2028                                                                            547,398
                    GS Mortgage Securities Corp. II
            425,000 Ser. 01-LIB, Class A2, 6.615s, 2016                                                     425,797
          1,460,000 144A Ser. 01-GL3A, Class A2, 6.45s, 2018                                              1,484,409
                    Housing Securities, Inc.
            215,655 Ser. 93-F, Class F9M2, 7s, 2023                                                         217,408
             12,837 Ser. 94-1, Class AB1, 6 1/2s, 2009                                                       12,165
            225,000 LB Commercial Conduit Mortgage Trust Ser. 1999-C2,
                    Class B, 7.425s, 2009                                                                   241,950
                    Merrill Lynch Mortgage Investors, Inc.
            225,000 Ser. 96-C2, Class E, 6.96s, 2028                                                        216,352
             99,969 Ser. 98-C2, Class A1, 6.22s, 2030                                                       104,104
          3,575,340 Ser. 98-C2, IO, 1.54s, 2030                                                             232,956
                    Morgan Stanley Dean Witter Capital I
            100,000 Ser. 00, Class B, 7.638s, 2010                                                          109,906
            388,000 Ser. 00-LIF2, Class A2, 7.2s, 2010                                                      416,524
            585,000 Ser. 01-IQA, Class A3, 5.72s, 2011                                                      581,252
                    Morgan Stanley Dean Witter Capital I 144A FRB
                    Ser. 01-XLF
            105,000 Class D, 3.60s, 2013                                                                    105,000
             70,000 Class E, 3.55s, 2013                                                                     70,000
             31,086 Prudential Home Mortgage Securities Ser. 92-25,
                    Class B3, 8s, 2022                                                                       31,694
                    Prudential Home Mortgage Securities 144A
             56,256 Ser. 94-31, Class B3, 8s, 2009                                                           57,206
            212,255 Ser. 95-D, Class 5B, 7.54s, 2024                                                        208,806
            157,473 Ryland Mortgage Securities Corp. Ser. 94-7C, Class B1,
                    7.359s, 2025                                                                            161,459
            180,000 Salomon Brothers Mortgage Securities VII Ser. 00-C1,
                    Class G, 7.52s, 2010                                                                    184,134
            690,406 TIAA Retail Commercial Mortgage Trust Ser. 1999-1,
                    Class A, 7.17s, 2032                                                                    729,621
                                                                                                      -------------
                    Total Collateralized Mortgage Obligations
                    (cost $14,243,008)                                                                $  14,878,717

CONVERTIBLE BONDS AND NOTES (0.6%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
$         1,700,000 Freeport-McMoRan Copper & Gold, Inc. 144A cv. sr.
                    notes 8 1/4s, 2006                                                                $   2,006,680
          9,020,000 Service Corp. International cv. sub. notes 6 3/4s, 2008                              10,129,460
             80,000 Western Digital Corp. cv. sub. deb. zero %, 2018                                         31,400
                                                                                                      -------------
                    Total Convertible Bonds and Notes
                    (cost $10,893,311)                                                                $  12,167,540

ASSET-BACKED SECURITIES (0.2%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
$           193,000 Advanta Mortgage Loan Trust Ser. 00-1, Class A4,
                    8.61s, 2028                                                                       $     207,792
            925,000 Conseco Finance Securitizations Corp. Ser. 00-4,
                    Class A6, 8.31s, 2032                                                                 1,010,563
            650,000 Conseco Finance Securitizations Corp. Ser. 00-5,
                    Class A6, 7.96s, 2032                                                                   695,637
            370,000 Conseco Finance Securitizations Corp. Ser. 01-3,
                    Class A4, 6.91s, 2033                                                                   368,613
            432,014 First Plus Home Loan Trust Ser. 97-3, Class B1,
                    7.79s, 2023                                                                             445,785
             23,528 Ford Credit Auto Owner Trust Ser. 00-C, Class A3,
                    7.13s, 2002                                                                              23,558
             93,000 Lehman Abs Manufactured Housing Contract
                    Ser. 01-B, Class A6, 6.467s, 2028                                                        89,953
          2,392,796 Lehman Manufactured Housing Ser. 98-1, Class 1,
                    IO, 0.82s, 2028                                                                          55,053
            160,000 Mid-State Trust Ser. 10, Class B, 7.54s, 2036                                           154,350
            105,000 Morgan Stanley Dean Witter Capital I FRN
                    Ser. 01-NC3, Class B1, 4.56s, 2031                                                      105,000
            629,137 Xerox Equipment Lease Owner Trust 144A FRB
                    Ser. 01-1, Class A, 4.08s, 2008                                                         632,283
                                                                                                      -------------
                    Total Asset-Backed Securities (cost $3,758,261)                                   $   3,788,587

PREFERRED STOCKS (--%) (a)
NUMBER OF SHARES                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
                100 Chevy Chase Preferred Capital Corp. Ser. A,
                    $5.188 pfd.                                                                       $       5,725
                672 CSC Holdings, Inc. Ser. M, $11.125 cum. pfd.                                             71,232
            695,000 First Union Capital II Ser. A, 7.95% pfd.                                               729,555
                 80 Fresenius Medical Capital Trust II company guaranty
                    7.875% pfd. (Germany)                                                                    80,400
                                                                                                      -------------
                    Total Preferred Stocks (cost $813,853)                                            $     886,912

FOREIGN GOVERNMENT BONDS AND NOTES (--%) (a) (cost $798,191)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
$           805,000 Quebec (Province of) sr. unsub. 5 3/4s, 2009 (Canada)                             $     820,770

UNITS (--%) (a) (cost $92,930)
NUMBER OF UNITS                                                                                               VALUE
-------------------------------------------------------------------------------------------------------------------
            104,739 Contifinancial Corp. Liquidating Trust units
                    8 1/8s, 2031 (NON)                                                                $       6,022

WARRANTS (--%) (a) (NON)                                                                  EXPIRATION
NUMBER OF WARRANTS                                                                        DATE                VALUE
-------------------------------------------------------------------------------------------------------------------
                  1 Anker Coal Group, Inc. 144A                                           10/28/09    $           1
                347 Genesis Health Ventures, Inc.                                         10/1/02             1,562
                 10 McCaw International, Ltd.                                             4/15/07                 1
                 10 Raintree Resort 144A                                                  12/1/04                 1
                 10 Sterling Chemicals Holdings                                           8/15/08                 6
                 40 UIH Australia/Pacific, Inc. 144A                                      5/15/06                 1
                404 United Artists Theatre                                                3/2/08              3,228
                                                                                                      -------------
                    Total Warrants (cost $62,966)                                                     $       4,800

SHORT-TERM INVESTMENTS (9.6%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
$        94,241,740 Short-term investments held as collateral for loaned securities with yields ranging from 2.05% to 3.93%
                    and due dates ranging from December 3, 2001 to
                    January 24, 2002. (d)                                                            $   94,131,456
         20,000,000 Swedbank effective yield of 2.09%, December 12, 2001                                 19,986,067
         69,575,000 Interest in $1,000,000,000 joint tri-party repurchase agreement dated November 30, 2001 with
                    Warburg Securities due December 3, 2001 with
                    respect to various U.S. Government obligations --
                    maturity value of $69,587,466 for an effective yield
                    of 2.15%.                                                                            69,575,000
          5,846,000 Interest in $1,000,000,000 joint tri-party repurchase agreement dated November 30, 2001 with
                    Credit Suisse First Boston due December 3, 2001
                    with respect to various U.S. Government
                    obligations -- maturity value of $5,847,047 for an
                    effective yield of 2.15%.                                                             5,846,000
                                                                                                     --------------
                    Total Short-Term Investments (cost $189,538,523)                                 $  189,538,523
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $2,053,494,439) (b)                                      $2,125,359,643
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $1,982,506,026.

  (b) The aggregate identified cost on a tax basis is $2,065,745,901, resulting in gross unrealized appreciation and depreciation of $193,079,685 and $133,465,943, respectively, or net unrealized appreciation of $59,613,742.

(NON) Non-income-producing security.

(STP) The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin receiving interest income at this rate.

(PIK) Income may be received in cash or additional securities at the discretion of the issuer.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at November
      30, 2001.

  (R) Real Estate Investment Trust.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      ADR after the name of a foreign holding stands for American
      Depositary Receipts representing ownership of foreign securities on deposit with a custodian bank.

      TBA after the name of a security represents to be announced securities (Note 1).

      The rates shown on Floating Rate Bonds (FRB) and Floating Rate
      Notes (FRN) are the current interest rates shown at November 30, 2001, which are subject to change based on the terms of the security.

  (d) See footnote I to the financial statements.

------------------------------------------------------------------------------
Futures Contracts Outstanding at November 30, 2001
                                                                  Unrealized
                                  Aggregate Face  Expiration     Appreciation/
                     Total Value       Value         Date       (Depreciation)
------------------------------------------------------------------------------
U.S. Treasury Bond
(Short)              $2,903,250     $2,922,160      Mar-02        $ 18,910
U.S. Treasury Note
10yr (Short)          5,347,656      5,251,350      Mar-02         (96,306)
------------------------------------------------------------------------------
                                                                  $(77,396)
------------------------------------------------------------------------------
TBA Sales Commitments at November 30, 2001
(proceeds receivable $10,323,533)
                                     Principal   Settlement        Market
Agency                                Amount        Date           Value
------------------------------------------------------------------------------
FNMA, 6s, December
1, 2031                            $10,285,000    12/13/01     $10,175,773
------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
November 30, 2001
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value, including $91,099,063 of
securities on loan (identified cost $2,053,494,439) (Note 1)                 $2,125,359,643
-------------------------------------------------------------------------------------------
Cash                                                                              6,118,909
-------------------------------------------------------------------------------------------
Dividend, interest and other receivables                                          4,588,016
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                            2,825,522
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                   12,956,221
-------------------------------------------------------------------------------------------
Total assets                                                                  2,151,848,311

Liabilities
-------------------------------------------------------------------------------------------
Payable for variation margin (Note 1)                                                 2,469
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                 57,599,411
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                        2,889,148
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                      2,563,349
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                          718,156
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                        80,706
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          4,445
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                            1,012,455
-------------------------------------------------------------------------------------------
TBA sales commitments, at value (proceeds receivable $10,323,533) (Note 1)       10,175,773
-------------------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                               94,131,456
-------------------------------------------------------------------------------------------
Other accrued expenses                                                              164,917
-------------------------------------------------------------------------------------------
Total liabilities                                                               169,342,285
-------------------------------------------------------------------------------------------
Net assets                                                                   $1,982,506,026

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                              $1,892,504,307
-------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                      2,377,656
-------------------------------------------------------------------------------------------
Accumulated net realized gain on investments (Note 1)                            15,688,495
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                       71,935,568
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital shares outstanding    $1,982,506,026

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($1,247,244,226 divided by 85,330,164 shares)                                        $14.62
-------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $14.62)*                              $15.51
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($535,367,451 divided by 36,902,076 shares)**                                        $14.51
-------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($31,813,214 divided by 2,184,990 shares)**                                          $14.56
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($70,250,382 divided by 4,837,624 shares)                                            $14.52
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $14.52)*                              $15.05
-------------------------------------------------------------------------------------------
Net asset value, offering price and redemption price per class Y share
($97,830,753 divided by 6,692,709 shares)                                            $14.62
-------------------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Year ended November 30, 2001
Investment income:
-------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $184,302)                                      $33,829,630
-------------------------------------------------------------------------------------------
Interest                                                                         11,907,482
-------------------------------------------------------------------------------------------
Securities lending                                                                   61,999
-------------------------------------------------------------------------------------------
Total investment income                                                          45,799,111

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                  9,995,370
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                    2,331,415
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                    26,717
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                     25,537
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                             2,933,565
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                             5,137,021
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                               232,435
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                               444,627
-------------------------------------------------------------------------------------------
Other                                                                               898,922
-------------------------------------------------------------------------------------------
Total expenses                                                                   22,025,609
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                         (461,528)
-------------------------------------------------------------------------------------------
Net expenses                                                                     21,564,081
-------------------------------------------------------------------------------------------
Net investment income                                                            24,235,030
-------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                 27,229,482
-------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                                  (1,093,111)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of assets and liabilities in
foreign currencies during the year                                                  (16,065)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments, TBA sale
commitments and futures contracts during the year                               (48,721,110)
-------------------------------------------------------------------------------------------
Net loss on investments                                                         (22,600,804)
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                            $ 1,634,226
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                         Year ended November 30
                                                                 ---------------------------------
                                                                             2001             2000
--------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment income                                              $   24,235,030   $   26,501,503
--------------------------------------------------------------------------------------------------
Net realized gain on investments                                       26,136,371        7,326,940
--------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of
investments and assets and liabilities in foreign currencies          (48,737,175)      48,520,725
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                    1,634,226       82,349,168
--------------------------------------------------------------------------------------------------
Distributions to shareholders (Note 1):
--------------------------------------------------------------------------------------------------
  From net investment income
   Class A                                                            (19,205,371)     (18,556,157)
--------------------------------------------------------------------------------------------------
   Class B                                                             (4,783,167)      (5,227,363)
--------------------------------------------------------------------------------------------------
   Class C                                                               (222,214)        (138,847)
--------------------------------------------------------------------------------------------------
   Class M                                                               (686,913)        (673,816)
--------------------------------------------------------------------------------------------------
   Class Y                                                             (1,056,519)        (818,847)
--------------------------------------------------------------------------------------------------
  From net realized gain on investments
   Class A                                                             (6,509,578)    (109,848,290)
--------------------------------------------------------------------------------------------------
   Class B                                                             (2,882,561)     (60,932,372)
--------------------------------------------------------------------------------------------------
   Class C                                                                (96,614)      (1,292,093)
--------------------------------------------------------------------------------------------------
   Class M                                                               (306,002)      (5,805,927)
--------------------------------------------------------------------------------------------------
   Class Y                                                               (263,850)      (4,641,978)
--------------------------------------------------------------------------------------------------
Increase (decrease) from capital share transactions (Note 4)          363,867,999     (126,646,435)
--------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                               329,489,436     (252,232,957)

Net assets
--------------------------------------------------------------------------------------------------
Beginning of year                                                   1,653,016,590    1,905,249,547
--------------------------------------------------------------------------------------------------
End of year (including undistributed net investment
income of $2,377,656 and $4,089,693, respectively)                 $1,982,506,026   $1,653,016,590
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                    Year ended November 30
-----------------------------------------------------------------------------------------------------
                                        2001         2000         1999         1998         1997
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $14.86       $15.76       $16.94       $16.04       $13.29
-----------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------
Net investment income                    .23(c)       .26(c)       .26(c)       .27(c)       .30
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.13)         .62          .37         1.68         2.74
-----------------------------------------------------------------------------------------------------
Total from
investment operations                    .10          .88          .63         1.95         3.04
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.25)        (.25)        (.24)        (.28)        (.29)
-----------------------------------------------------------------------------------------------------
From net
realized gain on investments            (.09)       (1.53)       (1.57)        (.77)          --
-----------------------------------------------------------------------------------------------------
Total distributions                     (.34)       (1.78)       (1.81)       (1.05)        (.29)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $14.62       $14.86       $15.76       $16.94       $16.04
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                   .70         6.81         4.16        12.91        23.15
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                    $1,247,244   $1,074,958   $1,150,143   $1,114,690     $878,766
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .97          .96          .94          .99         1.06
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               1.55         1.88         1.62         1.68         2.02
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 70.40(d)     74.41       112.36        94.77        82.48
-----------------------------------------------------------------------------------------------------

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(d) Portfolio turnover excludes certain Treasury note transactions executed in connection with a short-term trading strategy.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS B
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                    Year ended November 30
-----------------------------------------------------------------------------------------------------
                                        2001         2000         1999         1998         1997
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $14.75       $15.64       $16.83       $15.95       $13.23
-----------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------
Net investment income                    .12(c)       .16(c)       .14(c)       .15(c)       .19
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.13)         .62          .36         1.66         2.73
-----------------------------------------------------------------------------------------------------
Total from
investment operations                   (.01)         .78          .50         1.81         2.92
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.14)        (.14)        (.12)        (.16)        (.20)
-----------------------------------------------------------------------------------------------------
From net
realized gain on investments            (.09)       (1.53)       (1.57)        (.77)          --
-----------------------------------------------------------------------------------------------------
Total distributions                     (.23)       (1.67)       (1.69)        (.93)        (.20)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $14.51       $14.75       $15.64       $16.83       $15.95
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  (.06)        6.06         3.34        12.04        22.24
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $535,367     $469,748     $631,736     $638,660     $463,506
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               1.72         1.71         1.69         1.74         1.81
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                .80         1.13          .87          .95         1.25
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 70.40(d)     74.41       112.36        94.77        82.48
-----------------------------------------------------------------------------------------------------

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(d) Portfolio turnover excludes certain Treasury note transactions executed in connection with a short-term trading strategy.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS C
---------------------------------------------------------------------------
                                                             For the period
Per-share                                   Year ended        Feb. 1, 1999+
operating performance                      November 30         to Nov. 30
---------------------------------------------------------------------------
                                        2001         2000         1999
---------------------------------------------------------------------------
Net asset value,
beginning of period                   $14.81       $15.71       $15.76
---------------------------------------------------------------------------
Investment operations
---------------------------------------------------------------------------
Net investment income (c)                .12          .16          .13
---------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.13)         .62         (.02)
---------------------------------------------------------------------------
Total from
investment operations                   (.01)         .78          .11
---------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------
From net
investment income                       (.15)        (.15)        (.16)
---------------------------------------------------------------------------
From net
realized gain on investments            (.09)       (1.53)          --
---------------------------------------------------------------------------
Total distributions                     (.24)       (1.68)        (.16)
---------------------------------------------------------------------------
Net asset value,
end of period                         $14.56       $14.81       $15.71
---------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  (.06)        6.02          .68*
---------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $31,813      $15,380      $13,092
---------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               1.72         1.71         1.40*
---------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                .80         1.13          .74*
---------------------------------------------------------------------------
Portfolio turnover (%)                 70.40(d)     74.41       112.36
---------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(d) Portfolio turnover excludes certain Treasury note transactions executed in connection with a short-term trading strategy.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS M
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                    Year ended November 30
-----------------------------------------------------------------------------------------------------
                                        2001         2000         1999         1998         1997
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $14.76       $15.66       $16.85       $15.96       $13.23
-----------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------
Net investment income                    .16(c)       .19(c)       .18(c)       .19(c)       .23
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.13)         .62          .36         1.67         2.73
-----------------------------------------------------------------------------------------------------
Total from
investment operations                    .03          .81          .54         1.86         2.96
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.18)        (.18)        (.16)        (.20)        (.23)
-----------------------------------------------------------------------------------------------------
From net
realized gain on investments            (.09)       (1.53)       (1.57)        (.77)          --
-----------------------------------------------------------------------------------------------------
Total distributions                     (.27)       (1.71)       (1.73)        (.97)        (.23)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $14.52       $14.76       $15.66       $16.85       $15.96
-----------------------------------------------------------------------------------------------------
Total return
at net asset value (%)(a)                .20         6.28         3.60        12.35        22.58
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $70,250      $50,033      $60,128      $58,891      $48,884
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               1.47         1.46         1.44         1.49         1.56
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               1.05         1.38         1.12         1.17         1.50
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 70.40(d)     74.41       112.36        94.77        82.48
-----------------------------------------------------------------------------------------------------

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(d) Portfolio turnover excludes certain Treasury note transactions executed in connection with a short-term trading strategy.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS Y
----------------------------------------------------------------------------------------
                                                                          For the period
Per-share                                                                  Oct. 1, 1998+
operating performance                       Year ended November 30          to Nov. 30
----------------------------------------------------------------------------------------
                                        2001         2000         1999         1998
----------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $14.86       $15.76       $16.94       $14.88
----------------------------------------------------------------------------------------
Investment operations
----------------------------------------------------------------------------------------
Net investment income (c)                .27          .29          .31          .05
----------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.13)         .63          .36         2.01
----------------------------------------------------------------------------------------
Total from
investment operations                    .14          .92          .67         2.06
----------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------
From net
investment income                       (.29)        (.29)        (.28)          --
----------------------------------------------------------------------------------------
From net
realized gain on investments            (.09)       (1.53)       (1.57)          --
----------------------------------------------------------------------------------------
Total distributions                     (.38)       (1.82)       (1.85)          --
----------------------------------------------------------------------------------------
Net asset value,
end of period                         $14.62       $14.86       $15.76       $16.94
----------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                   .96         7.08         4.42        13.84*
----------------------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $97,831      $42,898      $50,150      $10,057
----------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .72          .71          .69          .12*
----------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               1.77         2.13         1.87          .33*
----------------------------------------------------------------------------------------
Portfolio turnover (%)                 70.40(d)     74.41       112.36        94.77
----------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(d) Portfolio turnover excludes certain Treasury note transactions executed in connection with a short-term trading strategy.



NOTES TO FINANCIAL STATEMENTS
November 30, 2001

Note 1
Significant accounting policies

Putnam Equity Income Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The objective of the fund is to seek current income by investing primarily in a diversified portfolio of income-producing equity securities. Capital growth is a secondary objective when consistent with seeking current income.

The fund offers class A, class B, class C, class M and class Y shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front-end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class M shares, but do not bear a distribution fee. Class Y shares are sold to defined contribution plans that invest at least $150 million in a combination of Putnam funds and other accounts managed by affiliates of Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, LLC.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. Other investments, including restricted securities, are stated at fair value following procedures approved by the Trustees. Market quotations are not considered to be readily available for certain debt obligations; such investments are stated at fair value on the basis of valuations furnished by an independent pricing service or dealers, approved by the Trustees, which determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and variable relationships, generally recognized by institutional traders, between securities.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security valuations and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date.

Non-cash dividends, if any, are recorded at the fair market value of the securities received. Discounts on zero coupon bonds, original issue discount bonds, stepped-coupon bonds and payment-in-kind bonds are accreted according to the yield-to-maturity basis. Any premium resulting from the purchase of stepped-coupon bonds is amortized on a yield-to-maturity basis.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

G) TBA purchase commitments The fund may enter into "TBA" (to be announced) purchase commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not fluctuate more than 0.01% from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Security valuation" above.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for their portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

H) TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction.

Unsettled TBA sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Security valuation" above. The contract is "marked-to-market" daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

I) Security lending The fund may lend securities, through its agent Citibank N.A., to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by Citibank N.A., the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At November 30, 2001, the value of securities loaned amounted to $91,099,063. The fund received cash collateral of $94,131,456 which is pooled with collateral of other Putnam funds into (53) issuers of high-grade short-term investments.

J) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintains an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the year ended November 30, 2001, the fund had no borrowings against the line of credit.

K) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

L) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, nontaxable dividends, defaulted bond interest, realized and unrealized gains and losses on certain futures contracts, paydown gains and losses on mortgage-backed securities, market discount and interest on payment-in-kind securities. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended November 30, 2001, the fund reclassified $7,117 to increase undistributed net investment income and $3,747 to increase paid-in-capital, with a decrease to accumulated net realized gains of $10,864. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

Note 2
Management fees, administrative
services, and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion and 0.38% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the year ended November 30, 2001, the fund's expenses were reduced by $461,528 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $1,773 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00% and 0.75% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the year ended November 30, 2001, Putnam Retail Management, acting as underwriter received net commissions of $487,492 and $8,092 from the sale of class A and class M shares, respectively, and received $713,557 and $4,930 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended November 30, 2001, Putnam Retail Management, acting as underwriter received $6,832 and no monies on class A and class M redemptions, respectively.

Note 3
Purchases and sales of securities

During the year ended November 30, 2001, cost of purchases and proceeds from sales of investment securities other than U.S. government obligations and short-term investments aggregated $1,373,291,080 and $1,060,962,136, respectively. Purchases and sales of U.S. government obligations aggregated $695,524,718 and $708,287,195, respectively.

Note 4
Capital shares

At November 30, 2001, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                              Year ended November 30, 2001
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 29,641,614       $ 442,764,605
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                1,578,216          22,982,669
---------------------------------------------------------------------------
                                            31,219,830         465,747,274

Shares
repurchased                                (18,240,293)       (272,070,224)
---------------------------------------------------------------------------
Net increase                                12,979,537       $ 193,677,050
---------------------------------------------------------------------------

                                              Year ended November 30, 2000
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 23,147,362       $ 321,591,821
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                8,897,411         121,382,923
---------------------------------------------------------------------------
                                            32,044,773         442,974,744

Shares
repurchased                                (32,669,079)       (447,749,867)
---------------------------------------------------------------------------
Net decrease                                  (624,306)      $  (4,775,123)
---------------------------------------------------------------------------

                                              Year ended November 30, 2001
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 15,949,914       $ 236,908,171
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  470,476           6,825,004
---------------------------------------------------------------------------
                                            16,420,390         243,733,175

Shares
repurchased                                (11,374,981)       (167,883,484)
---------------------------------------------------------------------------
Net increase                                 5,045,409       $  75,849,691
---------------------------------------------------------------------------

                                              Year ended November 30, 2000
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  9,028,841       $ 124,295,736
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                4,817,547          65,482,919
---------------------------------------------------------------------------
                                            13,846,388         189,778,655

Shares
repurchased                                (22,370,706)       (304,634,524)
---------------------------------------------------------------------------
Net decrease                                (8,524,318)      $(114,855,869)
---------------------------------------------------------------------------

                                              Year ended November 30, 2001
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,922,329        $ 28,719,168
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   19,629             284,820
---------------------------------------------------------------------------
                                             1,941,958          29,003,988

Shares
repurchased                                   (795,400)        (11,762,502)
---------------------------------------------------------------------------
Net increase                                 1,146,558        $ 17,241,486
---------------------------------------------------------------------------

                                              Year ended November 30, 2000
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    548,650         $ 7,647,706
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  104,667           1,430,940
---------------------------------------------------------------------------
                                               653,317           9,078,646

Shares
repurchased                                   (448,007)         (6,138,570)
---------------------------------------------------------------------------
Net increase                                   205,310         $ 2,940,076
---------------------------------------------------------------------------

                                              Year ended November 30, 2001
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  2,241,588        $ 33,244,207
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   65,360             945,444
---------------------------------------------------------------------------
                                             2,306,948          34,189,651

Shares
repurchased                                   (858,756)        (12,746,543)
---------------------------------------------------------------------------
Net increase                                 1,448,192        $ 21,443,108
---------------------------------------------------------------------------

                                              Year ended November 30, 2000
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    676,640        $  9,297,346
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  468,901           6,353,358
---------------------------------------------------------------------------
                                             1,145,541          15,650,704

Shares
repurchased                                 (1,594,883)        (21,670,904)
---------------------------------------------------------------------------
Net decrease                                  (449,342)       $ (6,020,200)
---------------------------------------------------------------------------

                                              Year ended November 30, 2001
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  4,906,908        $ 71,977,140
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   91,172           1,320,369
---------------------------------------------------------------------------
                                             4,998,080          73,297,509

Shares
repurchased                                 (1,192,386)        (17,640,845)
---------------------------------------------------------------------------
Net increase                                 3,805,694        $ 55,656,664
---------------------------------------------------------------------------

                                              Year ended November 30, 2000
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,590,905        $ 21,841,280
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  398,296           5,460,825
---------------------------------------------------------------------------
                                             1,989,201          27,302,105

Shares
repurchased                                 (2,283,450)        (31,237,424)
---------------------------------------------------------------------------
Net decrease                                  (294,249)       $ (3,935,319)
---------------------------------------------------------------------------

Note 5
New accounting pronouncement

In November 2000, the AICPA issued a revised Audit and Accounting Guide, Audits of Investment Companies, which is effective for fiscal years beginning after December 15, 2000. The revised Guide requires the fund to amortize premium and accrete discount on all fixed-income securities, and classify as interest income gains and losses realized on paydowns on mortgage-backed securities which are presently included in realized gain/loss. Adopting these accounting principles will not affect the fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of operations. The adoption of this principle is not material to the financial statements.


FEDERAL TAX INFORMATION
(Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, as amended, the fund hereby designates $24,135,147 as long term capital gain, for its taxable year ended November 30, 2001.

The fund has designated 100% of the distributions from net investment income as qualifying for the dividends received deduction for corporations.

The Form 1099 you receive in January 2002 will show the tax status of all distributions paid to your account in calendar 2001.


FUND INFORMATION

WEB SITE

www.putnaminvestments.com

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL
Ropes & Gray

INDEPENDENT ACCOUNTANTS

KPMG LLP

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President and Treasurer

Patricia C. Flaherty
Senior Vice President

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Deborah F. Kuenstner
Vice President

Bartlett R. Geer
Vice President and Fund Manager

Jeanne L. Mockard
Vice President and Fund Manager

James M. Prusko
Vice President and Fund Manager

Richard A. Monaghan
Vice President

Richard G. Leibovitch
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of Putnam Equity Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.

You can also learn more at Putnam Investments'  Web site:
www.putnaminvestments.com.


NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


AN020-76279  012/192/626  1/02


PUTNAM INVESTMENTS                                      [SCALE LOGO OMITTED]
----------------------------------------------------------------------------
Putnam Equity Income Fund
Supplement to annual Report dated 11/30/01

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to defined contribution plans investing $150 million or more in one or more of Putnam's funds or private accounts. Performance of class Y shares, which incur neither a front-end load, distribution fee, nor contingent deferred sales charge, will differ from performance of class A, B, C, and M shares, which are discussed more extensively in the annual report.

ANNUAL RESULTS AT A GLANCE
----------------------------------------------------------------------------
Total return for periods ended 11/30/01

                                                       NAV

1 year                                                 0.96%
5 years                                               56.96
Annual average                                         9.44
10 years                                             246.84
Annual average                                        13.24
Life of fund (since class A inception, 6/15/77)
Annual average                                        11.56

Share value                                           NAV
11/30/00                                             $14.86
11/30/01                                             $14.62
----------------------------------------------------------------------------
Distributions:    No.    Income          Capital gains           Total
                                     Short-term   Long-term
                  4      $0.287          --        $0.090       $0.377
----------------------------------------------------------------------------

Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. Returns shown for class Y shares for periods prior to their inception are derived from the historical performance of class A shares, and are not adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, typically are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.